SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: August 13, 2002
(Date of earliest event reported)

1-10711
(Commission File No.)

Worldwide Restaurant Concepts, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	95-4307254
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

15301 Ventura Blvd., Building B, Suite 300, Sherman Oaks, CA. 91403
(Address of principal executive offices, including zip code)

(818) 662-9800
(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS

On August 13, 2002, the Company issued a press release announcing the conference call to discuss first quarter fiscal year 2003 financial results.

On August 22, 2002, the Company issued a press release reporting first quarter fiscal year 2003 financial results.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release dated August 13, 2002.

99.2	Press Release dated August 22, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

WORLDWIDE RESTAURANT CONCEPTS, INC.

By:	/s/ A. KEITH WALL
Name: A. Keith Wall Title: Vice President and CFO